Exhibit 10.12

IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT
and
LETTER OF INVESTMENT INTENT

Across America Financial Services, Inc.
5350 South Roslyn Street, Suite 400
Greenwood Village, CO  80111-2124

Gentlemen:

The undersigned (the "Subscriber") hereby tenders this subscription for the purchase of units (“Units”) issued by Across America Financial Services, Inc. (the “Company”).  Each Unit consists of one share of the common stock of the Company, one warrant to purchase one-half a share of the common stock of the Company at an exercise price of twenty-five cents ($0.25) per share—two warrants must be exercised to purchase one share of common stock (the “Twenty-Five Cent Warrants”), two warrants to purchase shares of the common stock of the Company at an exercise price of fifty cents ($0.50) per share (the “Fifty Cent Warrants”) and one warrant to purchase shares of the common stock of the Company at an exercise price of one dollar ($1.00) per share (the “Dollar Warrants”) (collectively, the Units, common stock, Twenty-Five Cent Warrants, Fifty Cent Warrants and Dollar Warrants are referred to herein as the “Securities”).      The Units are being offered at a price of $1.00 per Unit.  By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with their obligations under applicable securities laws.

1.           Subscription Commitment.  The Subscriber hereby subscribes for the purchase of ____ Units at a purchase price of $________  as full payment therefor.  The purchase price shall be paid to the Company by cashier’s check made payable to the Company or by wire transfer to the account of the Company.

The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated.  If the subscription is rejected the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder.  Unless and until rejected by the Company this subscription shall be irrevocable by the Subscriber.

2.           Representations and Warranties.  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(a)           Subscriber has been provided with a copy of the Company’s Form 8-K filed on March __, 2009 with the Securities and Exchange Commission, a copy of which is attached hereto as Exhibit A, as well as a form of the Twenty-Five Cent Warrant, the Fifty Cent Warrant and the Dollar Warrant, copies of which are attached hereto as Exhibits B, C and D.  (the “Exhibits”) (the Exhibits and this Subscription Agreement are referred to herein as the “Documents”).  The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber’s satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available;

(b)           Except for the Documents, the Subscriber has not been furnished with any other materials or literature relating to the offer and sale of the Securities; except as set forth in the Documents, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(c)           The Subscriber believes that an investment in the securities is suitable for the Subscriber based upon the Subscriber investment objectives and financial needs.  The Subscriber (i) has adequate means for providing for the Subscriber’s current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

(d)           The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks.  The investment contemplated hereby is the result of arm’s length negotiation between the Subscriber and the Company.

(e)           The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following:  (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(f)           The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber’s own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs;

(g)           The Subscriber recognizes that the Securities as an investment involves a high degree of risk, including those set forth under the caption "Risk Factors" in the Form 8-K attached hereto as Exhibit A.

(h)           The information contained in this agreement is true, complete and correct in all material respects as of the date hereof; the Subscriber understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein; and the Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority, self-regulatory organization, or, to the extent required by law, to any other person.

(i)           The Subscriber realizes that (i) the purchase of the Securitiesis a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available;  (iii) there is presently no public market for the Securities and the Subscriber may be unable to liquidate the Subscriber’s investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 2 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability; and

(j)           The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(k)           Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT.  AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION.  THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

(l)           The subscriber understands that Bathgate Capital Partners LLC is acting as placement agent on this transaction and the Company will pay Bathgate Capital Partners LLC a fee of a cash payment of six percent (6%) of my investment and warrants equal to six percent (6%) of my investment.  The subscriber further understands that Bathgate Capital Partners LLC will receive an advisory fee for the reverse merger of 1,700,000 warrants exercisable at $.001 per share.

3.           Restricted Nature of the Securities. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws; (b) the Documents may not have been filed with or reviewed by certain state securities administrators because of the limited nature of the offering; (c) the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future.  The Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.  The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such securities in any manner, the Subscriber shall not do so unless and until (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

4.           Residence.  The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber’s name solely for the Subscriber’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 15 of this Subscription Agreement and Letter of Investment Intent.

5.           Investor Qualification.  The Subscriber represents and warrants that the Subscriber or the purchaser of the Securities named in paragraph 15 comes within at least one category marked below, and that for any category marked the Subscriber has truthfully set forth the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL.  The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I ______
The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000.

Explanation.  In calculation of net worth the Subscriber may include equity in personal property and real estate, including the Subscriber’s principal residence, cash, short term investments, stocks and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II _______
The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III ______	The Subscriber is an executive officer or director of the Company.

Category IV ______
The Subscriber is a bank; savings and loan; insurance company; registered broker or dealer; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000; or a self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors.

                    (describe entity)

Category V ______	The Subscriber is a private business development company as defined inSection 202(a)(22) of the Investment Advisers Act of 1940.

                    (describe entity)

Category VI ______	The Subscriber is an entity with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Securities and which is one of the following:

_______ a corporation; or

_______ a partnership; or

_______ a business trust; or

_______ a tax-exempt organization described in Section 501(c)(3) ofthe Internal Revenue Code of 1986, as amended.

(describe entity)

Category VII ______
The Subscriber is a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualifies under either Category I or Category II above.  A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VIII _____
The Subscriber is an entity all the equity owners of which are “accredited investors” within one or more of the above categories, other than Category  IV or Category V.  [If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.]

                    (describe entity)

Category IX ______
The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

6.           FINRA Questionnaire.

(a)           Are you a member of FINRA,1 a person associated with a member2 of FINRA, or an affiliate of a member?

          Yes [  ]      No  [  ]

If "Yes," please list any members of FINRA with whom you are associated or affiliated.

(b)           If you are a corporation, are any of your officers, directors or 5% shareholders a member of FINRA, a person associated with a member of FINRA, or an affiliate of a member?

          Yes [  ]      No  [  ]

If "Yes," please list the name of the respective officer, director, or 5% shareholder and any members of FINRA with whom they are associated or affiliated.

7.           Additional Representations.  The undersigned, if other than an individual, makes the following additional representations:

(a)           The Subscriber was not organized for the specific purpose of acquiring the Securities; and

(b)           This Subscription Agreement and Letter of Investment Intent has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

8.           Sophistication.  The Subscriber further represents and warrants that he has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the Subscriber’s own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

9.           Reliance on Representations.  The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon.  The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Purchaser Questionnaire or in any other document provided by the Subscriber to the Company.

10.           Transferability and Assignability.  Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber.  The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors, and assigns.

11.            Survival.  The representations and warranties of the Subscriber set forth herein shall survive the sale of the Securities pursuant to this Subscription Agreement.

12.           Notices.  All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:  if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this letter, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

13.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF INVESTING IN THE SECURITIES.

14.           Title.  Manner in Which Title is To Be Held.

Place an “X” in one space below:

(a)   ____    Individual Ownership
(b)   ____    Community Property
(c)   ____    Joint Tenant with Right of Survivorship (both parties must sign)
(d)   ____    Partnership
(e)   ____    Tenants in Common
(f)   ____    Corporation
(g)   ____    Trust
(h)   ____    Other (Describe):

________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

         Please print above the exact name(s) in which the Securities are to be held.

15.           State of Residence.  My state of residence and the state in which I received the offer to invest and made the decision to invest in the Securities is. _________________

16.           Date of Birth.  My date of birth is: __________________________

SIGNATURES

The Subscriber hereby represents he has read this entire Subscription Agreement.

Dated: ________________

INDIVIDUAL

Address to Which Correspondence Should be Directed

Signature (Individual)

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )
Telephone Number

COPY OF DRIVER’S LICENSE OR PASSPORT REQUIRED IF NON-BCP CUSTOMER
Customer Identification Program Notice:  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client.  This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with Bathgate Capital Partners, please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

CORPORATION, PARTNERSHIP, TRUST, RETIREMENT ACCOUNT OR OTHER ENTITY

Address to Which Correspondence Should be Directed
Name of Entity

By:
Signature*

Its:

	Signature (All record holders should sign)	City, State and Zip Code

NameTyped or Printed		Tax Identification or Social Security Number

( )
Telephone Number

*If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Securities are being subscribed for by an entity.

I, ________________________________________ , am the _____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set may hand this ______ day of _______, 2009.

___________________________________________________
Signature

ACCEPTANCE

This Subscription Agreement is accepted as of __________________________, 2009

Omni Bio Pharmaceutical, Inc.

By:
Authorized Officer

Date:

________________

1  FINRA defines a "member" as being either any broker or dealer admitted to membership in FINRA or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

[2]  FINRA defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager or such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration without FINRA.  Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member."  In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

APPENDIX A

BCP DISCLOSURES

Bathgate Capital Partners LLC

Privacy Policy Concerning Clients' Financial Information Dated January 1, 2009
This privacy disclosure statement puts in writing the privacy policies that BCP follows.   Our policy is based on the recognition that our clients have an expectation that nonpublic personal information will be kept confidential.  We have adopted this Privacy Policy concerning information you have provided to us and information we obtained in providing services to you.
Information about you is collected in the normal course of business for purposes of providing services to you.  This information is not collected for resale.  We provide information to unaffiliated third parties that is necessary for us to provide services to you.  The information that is collected, the source of the information and the parties to which the information is provided are explained below.
Categories of Nonpublic Information We Collect In the Normal Course of Business:
1.   Information you provide in establishing an account.  This is information provided by you on forms used to open and maintain an account with us and our affiliates and otherwise provided by you in using our services. Examples of such information are your name, address, employment, age, assets and investment objectives and experience.
2.   Information about your transactions.  This includes information obtained from you concerning a transaction that we have done on your behalf.  We also have information about assets held for you.  If your account was transferred to us, we may have received information from another financial institution.  Our Brokerage services are introduced by us to a clearing firm that effects transactions and maintains assets for you.  We have access to information about these transactions and assets.  We anticipate that the clearing firm will separately provide you with their privacy policies concerning client financial information that is collected or available to them.
Categories of Nonpublic Information That is Disclosed:
We do not disclose any nonpublic personal information about our clients or former clients to anyone, except as required or permitted by law.  Examples of such disclosures include:
1.   All information about your account may be disclosed to any person that you authorized pursuant to the documentation you have provided us.  For example, information about accounts held jointly shall be disclosed to all persons jointly sharing the account.
2.   Any information that is compelled to be produced by law, such as pursuant to a subpoena issued by a court.
3.   Information provided with your consent or at your direction, such as disclosure to a nonaffiliated mortgage lender with whom you are applying for a mortgage loan.
4.   Information to a financial institution where your account is transferred.
5.  Information provided by us to non-affiliated third parties that assist us in providing our services to you such as data processing firms that prepare and print your account statements.
Parties to Whom We May Disclose Nonpublic Information
We may disclose both identification and transaction information to affiliated and non-affiliated parties as permitted by law for the following reasons:

1.Non-financial Entities.  Such entities include persons we engage to prepare confirmations, account statements and other account records and transfer agents to permit the issuance of security certificates to you.

2.Financial Entities. Such entities include a clearing firm that is a securities broker-dealer that we introduce transactions or accounts in certain types of security products.
We do not disclose nonpublic information about our clients to any party except as required or permitted by law.
Our Policies Protecting the Confidentiality of Information About You
We restrict access to nonpublic personal information about you to those employees and nonaffiliated third parties who need to know that information so as to enable us to provide products and services to you.
Such employees include your account executive, personnel in the trading department who effect or route your transactions, operations personnel who prepare and reconcile records of your transactions and your security and money positions, and management and compliance personnel who oversee our business.

Nonaffiliated third parties include our clearing firm or others that:
1.   Prepare confirmations, account statements and other records of your account.
2.   Transmit trade information to securities regulators and other government agencies as required by applicable rules.
3.   Regulate our business in accordance with applicable law.
4.   Maintain accounts.
5.   Facilitate the clearing and settlement of transactions.
6.   Such other parties as permitted by law.
We maintain physical, electronic and procedural safeguards to guard against persons not authorized by us from having access to your nonpublic personal information.
Internally, we maintain all written records in secured locations that are accessible only to authorized personnel.  Account executives are provided with transaction records of accounts that they have responsibility for servicing.  Electronic records are maintained on secure computers that are password protected.  Employees undergo background checks as a condition of employment.

We appreciate being able to provide our services to you and will continue to do so while maintaining the confidentiality of the information needed to provide such services.  If you have any questions concerning this notice, please call Vicki Barone at (303) 694-0862.

BATHGATE CAPITAL PARTNERS BUSINESS CONTINUITY PLANNING

Bathgate Capital Partners LLC has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business.  Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur.  With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us – If after a significant business disruption you cannot contact us as you usually do at 303-694-0862, please go to our web site at www.bathgatepartners.com.

Our Business Continuity Plan – We plan to quickly recover and resume business operations after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business.  In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.  Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and assuring our customers prompt access to their funds and securities if we are unable to continue our business.

Varying Disruptions – Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region.  Within each of these areas, the severity of the disruption can also vary from minimal to severe.  In a disruption to only our firm or a building housing our firm, we will transfer our operations to a local site when needed and expect to recover and resume business within an hour.  In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and recover and resume business within a few hours.  In either situation, we plan to continue in business, transfer operations to our clearing firm if necessary, and notify you through our web site [www.bathgatepartners.com] or a telephone recording from our main line, [303-694-0862] how to contact us.  If the significant business disruption is so severe that it prevents us from remaining in business, we will assure our customer’s prompt access to their funds and securities.

For more information – If you have questions about our business continuity planning, you can contact us at (303) 694-0862 or send inquiries to our main office: 5350 S. Roslyn St. Suite 400 Greenwood Village, CO  80111.